Investor Presentation 3Q19

Forward Looking Statement This presentation may contain “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995 and other securities laws. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on current expectations, estimates, or forecasts about our businesses, the industries in which we operate, and the current beliefs and assumptions of management; they do not relate strictly to historical or current facts. Without limiting the foregoing, words or phrases such as “expect,” “anticipate,” “goal,” “project,” “intend,” “plan,” “believe,” “seek,” “may,” “could,” “aspire,” and variations of such words and similar expressions generally identify forward-looking statements. In addition, any statements that refer to predictions or projections of our future financial performance, anticipated growth, strategic objectives, performance drivers and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned that these forward-looking statements are only predictions about future events, activities or developments and are subject to numerous risks, uncertainties, and assumptions that are difficult to predict. We caution that undue reliance should not be placed on such forward-looking statements, which speak only as of the date made. Some of the factors which could cause results to differ from those expressed in any forward-looking statement are set forth under Item 1A of our 2018 Annual Report on Form 10-K, entitled Risk Factors. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. This presentation contains non-GAAP financial measures. For the calculations of these measures, reconciliations to the most comparable GAAP measures, and additional information, please see "GAAP to non-GAAP Disclosure" beginning on slide 31. 2

OUR MISSION Deliver innovative infection prevention solutions which improve outcomes and help save lives. OUR BUSINESS PRIORITIES Market Strategic Continuous Financial New Products Expansion Acquisitions Improvement Performance Continually introduce Expand our products Effectively identify, Continuously improve Achieve above-market new and innovative and services into key acquire, and integrate our company in financial performance infection prevention markets to provide synergistic companies everything we do. benefitting our share- products and services. global solutions that and technologies. holders and employees. meet local needs. OUR VALUES Treat all people with respect while embracing diversity and cultural differences. Operate with integrity and ethics, and comply with all regulations in the worldwide markets we serve. Understand customers’ needs and deliver high-quality, innovative, and safe solutions better than our competitors. Work in high-performance teams, empowered to make a difference and continue to learn and grow. Act with accountability and a sense of urgency to deliver our goals. 3

Sources of Strength Leading pure-play in Government / industry the growing $50B focus on infection prevention is a growth global infection driver, shielding our 10%+ prevention market markets from with existing businesses in annual growth weak economic addressable markets of achieved over cycles ~$7B the past 5 years Strong financial performance for more than Proven expertise in identifying, executing and integrating 10 YEARS acquisitions 36 ACQUISITIONS since 2000 4

Global Presence 2,800+ Global Team members AUSTRALIA BELGIUM CANADA CHINA FRANCE GERMANY HONG KONG ITALY MALAYSIA NETHERLANDS UNITED ARAB EMIRATES (1) UNITED KINGDOM LTM Revenue UNITED STATES SINGAPORE 5 Cantel Medical Facilities / (1) Ended January 31, 2019

Financial Performance – Track Record of Success 10+ Years of Growth and Margin Expansion $900 CAGR: ’03-’18 $800 $700 16% $600 $500 $400 $ in millions$in $300 $200 $100 20% $0 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 1,2 2,3 Net Sales Adj. EBITDAS Net Debt / (Cash) Strong cash flow funds acquisition strategy with modest leverage 1 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 2 See Appendix for GAAP to Non-GAAP reconciliation 3 Net Debt calculated as Gross Debt minus cash on balance sheet 6 4 FY11 Net Debt includes $98M in debt assumed on the first day of fiscal year 2012 upon closing of the Byrne Medical acquisition

IP&C Markets We Serve

Our commitment is addressing critical infection prevention challenges globally

MEDICAL ($501M[1])	LIFE SCIENCES ($212M[1])	DENTAL AND ALTERNATE CARE ($151M[1])
Endoscopy Reprocessing & Procedure Room Products	Life Sciences, Water Purification & Filters	Dental, Hospital & Sterility Assurance
• 80M+ global endoscopic procedures annually, growing at an estimated 7% CAGR.[2] • HAIs rank as one of the top 10 leading causes of death in the US with ~75K deaths in 2011.[3,4]	• 3.6M patients worldwide have ESRD.[5] US de novo clinics growing ~5% annually. • Healthcare cleanroom technologies market is ~$3B, growing at ~6%.	• 2M+ dental practitioners globally, growing at an estimated 2%-3% annually.[6] • 190K physician offices service ~1B patient visits annually • ~25M surgeries performed annually, growing at ~10%.
TAM: ~$4.5 Billion	TAM: ~$1.0 Billion	TAM: ~$1.2 Billion

1 Segment Revenue (LTM) Last Twelve Months ending 1/31/19
2 Zimlichman, E, et al., Healthcare-associated infections: a Meta-analysis of Costs and Financial Impact on the US Health Care System, JAMA Intern Med., 2013, 173(22)
3 CDC website, http://www.cdc.gov/HAI/surveillance/index.html
4 2013 CDC Data, http://www.cdc.gov/nchs/data/nvsr/nvsr64/nvsr64_02.pdf
5 Hemodialysis & Peritoneal Dialysis Market - Global Forecast to 2020
6 UN World Health Statistics, 2014

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CANTEL

Long-Term Growth Drivers: Medical MARKET SIZE AND INDUSTRY DRIVERS THE CANTEL DIFFERENCE GROWTH Large and growing global • Focus on single-use products • Only pure-play infection addressable market totaling to decrease cross- prevention provider over $4.5 billion contamination • Full-circle product solutions • 80M procedures globally • Transition from manual to for infection challenges growing at mid-single digits automated reprocessing in • Broad range of educational emerging markets • Colorectal cancer is a leading and operational support tools global cause of death, driving • Healthcare systems to • Direct sales and service worldwide screening and reward full line, value adding treatment efforts teams in North America, UK, partners Italy, Germany, Benelux, • Improved adenoma detection France, Greater China, rates will accelerate Malaysia and Singapore colonoscopy procedures 8

Long-Term Growth Drivers: Life Sciences

MARKET SIZE AND GROWTH

- US ESRD patient population growing at 3-4% annually[1]
- New hemodialysis clinic construction increasing ~5% annually[1]
- ~$2B Global Sterilization Services market growing at ~7% annually[2]
- Healthcare cleanroom technologies market is ~$3B, growing at ~6%



INDUSTRY DRIVERS

- ~6,500[1] dialysis clinics in U.S.
- Market adoption of heat-based water disinfection technology
- Increasing demand for specialty hollow fiber filtration and hemodialysis chemistries
- Growing need for low-temperature, safe sterilization for complex medical devices



THE CANTEL DIFFERENCE

- Leading hemodialysis water filtration technology
- Extensive network of Service Centers
- Strong partnerships with leading dialysis providers
- Disruptive REVOX® sterilization technology
- Four decades of peracetic acid and chemistry expertise



1 2015 US Renal Data System
2 Markets and Markets

9

CANTEL

Long-Term Growth Drivers: Dental

MARKET SIZE AND GROWTH

- ~ 198,000 dentists in the US(1)
- 213 million annual[2] US dental visits growing at 2-3%
- US single largest market for dental infection prevention products
- Aging global demographics will drive patient volumes



INDUSTRY DRIVERS

- Infection prevention remains a headline risk for dental practitioners globally
- Evolution of DSOs and consolidation of suppliers to drive requirements for comprehensive solutions
- Higher compliance standards with products such as waterlines (CDA) and amalgam separators (EPA)



THE CANTEL DIFFERENCE

- Leading dental brand for infection prevention
- High margin, Circle of Protection offering with innovative, market-leading solutions for compliance
- Leader in education and training of dental community



1 ADA – Supply of Dentists in the US, Jan 2018
2 May 2014 American Dental Association News

10

CANTEL

Growth Strategy Achieve global IP leadership by executing our business priorities Global Market Strategic Expansion Acquisitions New Products Operating Model Commercial Excellence | Team Development | Infrastructure | Continuous Improvement 11

Market Expansion: Significant Global Investment in Sales & Marketing Substantial Growth • Medical team doubled in the last 3 years of US Direct Sales with proven Commercial Excellence model Team • Life Sciences and Dental teams expanding International • Accelerating investments • Go-direct in 15 countries in North America, Sales & Marketing Europe and Asia Pacific Expansion into New • Hospital HAI, central sterile, physician Market Segments offices, dental workflow and life sciences 12

Strategic Acquisitions:
Proven ability to integrate, leverage and grow acquisitions

Medical

- Aexis Medical, BHT Group, Byrne Medical, PuriCore, IMS, Medical Innovations,
- Strategic Fit: "Complete Circle of Protection" portfolio expansion, regional manufacturing & international "go-direct" presence

Dental

- Omnia S.p.A., SPS Medical, DentaPure,, Accutron, Syclone, Vista Research Group
- Strategic Fit: Leadership in dental IP, sterility assurance monitoring, dental waterline disinfection, conscious sedation, operatory workflow

Life Sciences

- Stericycle's CES business. NAMSA's Sterility Assurance, Comprehensive Medical Water roll up
- Strategic Fit: New technology, Expanded life science service call points, sterility assurance, customer relationships & geographic footprint

International

- Belgium: Aexis Medical
- Germany: BHT Group
- UK: PuriCore, Medical Innovations
- Italy: IMS
- France: Medical Innovations
- Canada: Vantage**
- Australia: CR Kennedy**

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**Medical Assets

CANTEL

New Products: Global R&D process driving new product development Medical Life Sciences Dental • Advantage Plus® Pass- • REVOX® Sterilization • Sanitex Plus™ 2 Thru Solutions Surface Disinfectant • Scope Buddy Plus® • EON™ Portable Water Spray • Full line of DEFENDO™ System • SafeFlo™ Saliva valves for all major • SENTRI™ Central Ejectors and Valves OEMs Water System • Syclone™ Amalgam Separator 14

The Cantel Operating Model is the Foundation to Enable Growth and Leverage Commercial Team Continuous Infrastructure Excellence Development Improvement Establish Attract, retain Deploy lean systems & Target sales and develop processes and procedures to growth above the best team improvement optimize global market rates in the mindset supply chain / business globally service 15

$896M1 NYSE Infection Prevention Leader Recurring revenue Strong financial performance 36 for more than and $174.4M in LTM Successful 1,2,3 Adj. EBITDAS acquisitions 10 since 2000 YEARS 73% Total available market Sustainable double Excellent record with Strong core business 10x sales - Global Strong cash flow and digit growth in sales the FDA, EPA and with high future opportunities balance sheet (0.97x and earnings for 10+ global regulatory growth prospects organically and via leverage ratio3,4) years bodies M&A 1 For last twelve months ended January 31, 2019. 2 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 3 See appendix for GAAP to Non-GAAP reconciliation. 4 Net debt to LTM Adj. EBITDAS as of January 31, 2019. Net debt calculated as Gross Debt minus cash on balance sheet. 20

THANK YOU 21

APPENDIX

Strong Financial Performance with High Quality Earnings Last Twelve Months (LTM) Ended January 31, 2019 NET SALES: $896.2M OPERATING INCOME: $156.4M1 OPERATING INCOME MARGIN: 17.5%1 Total Revenue Growth = 8.8% Adjusted EBITDAS = $174.4M2,3 Organic Revenue Growth = 6.2% Adjusted EBITDAS Margin = 19.5%2,3 1 Before allocation of corporate expenses of ~$45.0M. 2 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 3 See appendix for GAAP to Non-GAAP reconciliation. The effect of rounding may create minor data variances. 19

Omnia S.p.A February 1, 2019 Manufactures a wide ranging portfolio of single-use dental surgical consumables with focus on procedure room set-up and cross contamination prevention Purchase price of $31.9M in cash and stock consideration For the trailing twelve months ending July 31, 2018, Omnia S.p.A reported revenues of ~$18M Significantly expands Cantel Dental’s IP presence in European markets • Provides “boots on ground” in Europe - Omnia’s commercial presence in Italy provides infrastructure to support buildout of regional sales teams to accelerate penetration across Europe • Leverage Omnia’s sales channels and specialty dentistry call points to expand Cantel’s broader IP portfolio in Italy and international regions • Creates scale to support additional organic and inorganic investments in the European Dental business 20

Vista Research Group January 11, 2019 Manufactures a portfolio of products that simplifies how purified water for dental clinics are sourced and steri-waste water is disposed of Purchase price of $10.5M in cash and stock consideration For the trailing twelve months ending December 31, 2018, Vista Research Group reported revenues of ~$2M Expands Cantel Dental’s water purification portfolio beyond the Operatory in dental clinics and into the Steri-Center • Expands existing water purification portfolio to create a comprehensive set of solutions that covers every addressable touch-point across the dental clinic that requires purified water • Highly complementary to Cantel Dental’s existing water purification portfolio and will be sold through the same channels as Dentapure, Safe-Flo and other products with a strong history of commercial success 21

Stericycle’s Controlled Environmental Solutions August 3, 2018 Leading provider of testing and certification, environmental monitoring and decontamination services for clean rooms and other controlled environments Purchase price of $17.0M in cash consideration For the trailing twelve months ending December 31, 2017, CES reported revenues of ~$9M Addition of clean room business enhances and strengthens Cantel's portfolio of infection prevention solutions • Attractive service offering in a highly regulated industry serving life science and healthcare customers • Services are highly complementary to our current portfolio of sterilization and disinfection products, and enable us to expand the complete circle of protection product offerings in our Life Sciences portfolio • Enhances value we provide to customers by coupling CES' strong reputation for technical and service excellence with our expertise to deliver high-quality, and innovative infection prevention solutions 22

Aexis Medical March 21, 2018 Specializing in advanced software solutions focused on the tracking and monitoring of instrument reprocessing workflows for hospitals and healthcare professionals Purchase price of $24.8M, $21.1M in cash consideration and $3.7M in an earnout structure to be paid at the two year anniversary of closing For the trailing twelve months ending December 31, 2017, Aexis Medical reported revenues of ~$4M Transaction strengthens CMD’s full circle of infection prevention solutions • Strong presence in Belgium ~70% share, with opportunity to expand both in Europe and the U.S. • Enables diversification and expansion into other parts of the hospital outside of GI, total addressable market of ~$600M • Enhances portfolio of infection prevention to current and new customers, strengthening relationships and solving customer needs 23

BHT Group August 23, 2018 German leader in automated endoscope reprocessing, endoscope storage and drying cabinets, washer-disinfectors for central sterile applications and flexible endoscope repair Purchase price of $60.8M in cash consideration For the trailing twelve months ending May 31, 2017, BHT Group reported revenues of ~$24M Transaction enhances product offerings in International markets • Combination creates leading German AER manufacturer with >25% market share • Provides ownership and control over Cantel’s ENDODRY® Storage and Drying System • Opportunity to offer complete line of infection prevention product portfolio to new customer base 24

Historical P&L Reveals Success of Growth Programs Fiscal Year Ending 7/31/2018 ($ in millions, CAGR: except per share data) FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 ’11 -’18 Net Sales $321.7 $386.5 $425.0 $488.7 $565.0 $665.0 $770.2 $871.9 15% Gross Profit $122.8 $164.2 $183.5 $213.3 $253.5 $309.2 $367.2 $413.9 19% Gross Margin 38.2% 42.5% 43.2% 43.6% 44.9% 46.5% 47.7% 47.5% 1, 2 Adjusted EBITDAS $48.5 $71.9 $83.7 $97.5 $113.8 $137.9 $161.5 $178.3 23% % of sales 15.1% 18.6% 17.3% 20.0% 20.1% 20.8% 21.0% 20.5% Op. Profit $31.3 $52.1 $63.2 $70.9 $80.8 $97.3 $110.4 $121.7 21% Net Income $20.4 $31.3 $39.2 $43.3 $48.0 $60.0 $71.4 $91.0 24% Diluted GAAP EPS3 $0.52 $0.77 $0.95 $1.04 $1.15 $1.44 $1.71 $2.18 23% Non-GAAP Diluted $0.64 $0.90 $1.10 $1.24 $1.44 $1.75 $2.08 $2.51 25% EPS2,3 1 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 2 See appendix for GAAP to Non-GAAP reconciliation. 3 Retroactively applies the 3:2 stock splits effective February 2012 and July 2013. 26

Strong Balance Sheet & Cash Flow Generation Fiscal Year 2018 Ending 7/31/2018 ($ and shares in millions) FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Total Assets $279.2 $277.9 $280.7 $321.4 $434.8 $487.7 $536.1 $584.0 $694.5 $786.4 $963.7 Current Ratio 2.2:1 2.3:1 2.3:1 2.6:1 2.4:1 2.5:1 2.5:1 2.7:1 2.3:1 2.4:1 2.5:1 Equity $168.7 $187.1 $209.4 $234.3 $275.9 $321.1 $365.2 $406.6 $454.4 $523.9 $608.9 Operating Cash Flow $18.6 $31.0 $29.0 $28.2 $50.6 $51.5 $64.3 $59.1 $80.3 $108.2 $125.9 Net Debt1,2 / 1.2x 0.5x 0.0x 2.1x 0.8x 0.7x 0.5x 0.4x 0.6x 0.6x 0.6x Adjusted EBITDAS2,3 # of Diluted Shares3,4 37.0 37.3 38.2 39.0 40.8 41.2 41.5 41.6 41.7 41.8 41.7 1 Net Debt calculated as Gross Debt minus cash on balance sheet. 2 See appendix for GAAP to Non-GAAP reconciliation. 3 Earnings before Interest, Taxes, Depreciation, Amortization, Stock compensation expense, (Gain)/Loss on Disposal of Fixed Asset, Acquisition-related items and Atypical items. 4 Retroactively reflects 3:2 stock splits effective February, 2012 and July, 2013. 27

GAAP to Non-GAAP EPS Reconciliation Fiscal Year 2018 Ending 7/31/2018 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 GAAP Diluted EPS1 $0.52 $0.77 $0.95 $1.04 $1.15 $1.44 $1.71 $2.18 + Intangible amortization $0.10 $0.14 $0.16 $0.16 $0.21 $0.22 $0.30 $0.32 + Acquisition related items $0.02 ($0.02) ($0.02) $0.02 $0.02 $0.06 $0.04 $0.07 + Other Atypical items $0.00 $0.01 $0.01 $0.01 $0.06 $0.03 $0.03 ($0.06) Non-GAAP Diluted EPS1 $0.64 $0.90 $1.10 $1.24 $1.44 $1.75 $2.08 $2.51 1 Retroactively applies the 3:2 stock splits effective February 2012 and July 2013. The effect of rounding may create minor data variances. 28

Income to Adjusted EBITDAS Reconciliation Fiscal Year 2018 Ending 7/31/2018 ($ in millions) FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Net Income $8.7 $15.6 $19.9 $20.4 $31.3 $39.2 $43.3 $48.0 $60.0 $71.4 $91.0 + Income taxes 5.2 9.4 11.6 10.0 16.5 21.1 25.3 28.2 34.0 34.9 26.5 + Net Interest expense 4.1 2.4 1.3 0.9 3.8 2.9 2.3 2.4 3.3 4.3 5.3 + D&A 11.7 11.4 11.4 12.4 15.9 17.3 18.9 24.0 25.1 33.5 34.8 + Loss on disposal of fixed 0.1 0.1 0.2 - 0.1 0.2 0.5 0.4 0.5 1.0 0.8 asset + Stock-based comp 2.0 3.2 3.1 3.4 3.8 3.7 5.4 5.9 8.4 8.8 9.6 + Acquisition-related items - - - 1.4 (1.2) (1.4) 1.1 1.6 3.2 2.4 4.1 + Loss on sale of business - - - - - - - 2.2 - - - + Other atypical items 1.0 - - - 1.7 0.8 0.6 1.3 3.5 5.2 6.2 Adjusted EBITDAS $32.8 $42.1 $47.5 $48.5 $71.9 $83.7 $97.5 $113.8 $137.9 $161.5 $178.3 *The effect of rounding may create minor data variances. 29

Gross Debt to Net Debt Reconciliation Fiscal Year 2018 Ending 7/31/2018 ($ in millions) FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 Gross Debt $58.3 $43.3 $21.0 $122.0 $90.0 $95.0 $80.5 $78.5 $116.0 $126.0 $200.0 - Cash (18.3) (23.4) (22.6) (18.4) (30.2) (34.1) (31.8) (31.7) (28.4) (36.6) (94.1) Net Debt $40.0 $19.9 ($1.6) $103.6 $59.8 $60.9 $48.7 $46.8 $87.6 $89.4 $105.9 1 FY11 Net Debt includes $98M in debt assumed on the first day of fiscal year 2012 upon closing of the Byrne Medical acquisition. 30

GAAP to Non-GAAP EPS Disclosure Non-GAAP financial measures contained herein supplement information previously reported in filings on Form 10-Q and Form 10-K as well as in presentations by Company management to investors, analysts and others. The information below will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended. Non-GAAP Financial Measures In evaluating our operating performance, we supplement the reporting of our financial information determined under generally accepted accounting principles in the United States (“GAAP”) with certain non-GAAP financial measures including (i) non-GAAP net income, gross profit and operating income (ii) non-GAAP earnings per diluted share (“EPS”), (iii) earnings before interest, taxes, depreciation, amortization, loss on disposal of fixed assets, and stock-based compensation expense (“EBITDAS”), (iv) adjusted EBITDAS, (v) net debt and (vi) organic sales. These non-GAAP financial measures are indicators of our performance that are not required by, or presented in accordance with, GAAP. They are presented with the intent of providing greater transparency to financial information used by us in our financial analysis and operational decision-making. We believe that these non-GAAP measures provide meaningful information to assist investors, stockholders and other readers of our consolidated financial statements in making comparisons to our historical operating results and analyzing the underlying performance of our results of operations. These non-GAAP financial measures are not intended to be, and should not be, considered separately from, or as an alternative to, the most directly comparable GAAP financial measures. (a) Organic Sales We define organic sales as net sales less (i) the impact of foreign currency translation, (ii) net sales related to acquired businesses during the first twelve months of ownership and (iii) divestures during the periods being compared. We believe that reporting organic sales provides useful information to investors by helping identify underlying growth trends in our business and facilitating easier comparisons of our revenue performance with prior periods. We exclude the effect of foreign currency translation from organic sales because foreign currency translation is not under management’s control, is subject to volatility and can obscure underlying business trends. We exclude the effect of acquisitions and divestitures because the nature, size, and number of acquisitions and divestitures can vary dramatically from period to period and can obscure underlying business trends and make comparisons of financial performance difficult. 31

GAAP to Non-GAAP EPS Disclosure (continued) (b) Non-GAAP Gross Profit Rate We define non-GAAP gross profit rate, adjusted to exclude acquisition related items as management deems these items to be irregular or non-operating in nature. For the three months ended July 31, 2018 we made adjustments to Non-GAAP gross profit rate to exclude restructuring-related items, and for the three months ended July 31, 2017, we made adjustments to non-GAAP gross profit rate to exclude acquisition-related items, as further explained below. For the fiscal year ended July 31, 2018 we made adjustments to Non-GAAP gross profit rate to exclude acquisition-related items and restructuring-related items, as further explained below. In addition, we have supplemented our reported GAAP and non-GAAP gross profit rate to reflect the presentation of our gross profit rate, on a comparable basis, to adjust for the reclassification of certain salary and benefit related costs that had previously been recorded in operating expenses into costs of good sold for the three months and fiscal year ended July 31, 2017. (c) Non-GAAP Income from Operations We define non-GAAP income from operations, as income from operations adjusted to exclude (i) amortization of purchased intangible assets; (ii) acquisition-related items; (iii) business optimization and restructuring-related charges; (iv) certain significant and discrete tax matters and (v) other significant items management deems irregular or non-operating in nature. For the three months ended July 31, 2018, we made adjustments to income from operations to exclude (i) amortization expense of purchased intangible assets, (ii) acquisition-related items and (iii) other business optimization and restructuring-related charges to arrive at our non-GAAP income from operations. For the three months ended April 30, 2017, we made adjustments to income from operations to exclude (i) amortization expense of purchased intangible assets, (ii) acquisition-related items and (iii) other business optimization and restructuring-related charges to arrive at our non-GAAP income from operations. For the twelve months ended July 31, 2018, we made adjustments to income from operations to exclude (i) amortization expense of purchased intangible assets, (ii) acquisition-related items, (iii) other business optimization and restructuring-related charges and (iv) litigation matters, to arrive at our non-GAAP income from operations. For the twelve months ended April 30, 2017, we made adjustments to income from operations to exclude (i) amortization expense of purchased intangible assets, (ii) acquisition-related items, (iii) costs associated with the retirement of our former Chief Executive Officer and (iv) other business optimization and restructuring-related charges to arrive at our non-GAAP income from operations. 32

GAAP to Non-GAAP EPS Disclosure (continued) (d) Non-GAAP Net Income and Non-GAAP Diluted EPS We define non-GAAP net income and non-GAAP diluted EPS as net income and diluted EPS, respectively, adjusted to exclude (i) amortization of purchased intangible assets; (ii) acquisition-related items; (iii) business optimization and restructuring-related charges; (iv) net tax benefits associated with the estimated impact of the revaluation of our U.S. net deferred tax liabilities as a result of the 2017 Tax Cuts and Jobs Act ("2017 Tax Act"); (v) excess tax benefits applicable to stock compensation and (vi) other significant items management deems irregular or non-operating in nature. For the three months ended July 31, 2018, we made adjustments to net income and diluted EPS to exclude (i) amortization expense of purchased intangible assets, (ii) acquisition-related items, (iii) other business optimization and restructuring-related charges, (iv) a loss on extinguishment of debt, (v) the excess tax benefits applicable to stock compensation, (vi) the establishment of a valuation allowance on deferred tax assets related to a prior acquisition and (vii) net tax benefits associated with the estimated impact of the revaluation of our U.S. net deferred tax liabilities as a result of the 2017 Tax Act to arrive at our non-GAAP financial measures, non-GAAP net income and non-GAAP diluted EPS. For the three months ended July 31, 2017, we made adjustments to net income and diluted EPS to exclude (i) amortization expense of purchased intangible assets, (ii) acquisition-related items and (iii) other business optimization and restructuring-related charges to arrive at our non-GAAP financial measures, non-GAAP net income and non-GAAP diluted EPS. For the twelve months ended July 31, 2018, we made adjustments to net income and diluted EPS to exclude (i) amortization expense of purchased intangible assets, (ii) acquisition-related items, (iii) other business optimization and restructuring-related charges, (iv) litigation matters, (v) a loss on debt extinguishment, (vi) the resolution of the contingent liability associated with a previous acquisition, (vii) the excess tax benefits applicable to stock compensation, (viii) the establishment of a valuation allowance on deferred tax assets related to a prior acquisition and (ix) the net tax benefit associated with the estimated impact of the revaluation of our U.S. net deferred tax liabilities as a result of the 2017 Tax Act to arrive at our non-GAAP financial measures, non-GAAP net income and non-GAAP diluted EPS. For the twelve months ended July 31, 2017, we made adjustments to net income and diluted EPS to exclude (i) amortization expense of purchased intangible assets, (ii) acquisition-related items, (iii) costs associated with the retirement of our former Chief Executive Officer, (iv) other business optimization and restructuring-related charges and (v) the excess tax benefits applicable to stock compensation to arrive at our non-GAAP financial measures, non-GAAP net income and non-GAAP diluted EPS. 33

GAAP to Non-GAAP EPS Disclosure (continued) Amortization Expense of Purchased Intangible Assets Amortization expense of purchased intangible assets is a non-cash expense related to intangibles that were primarily the result of business acquisitions. Our history of acquiring businesses has resulted in significant increases in amortization of intangible assets that reduce the Company’s net income. The removal of amortization from our overall operating performance helps in assessing our cash generated from operations including our return on invested capital, which we believe is an important analysis for measuring our ability to generate cash and invest in our continued growth. Acquisition-related Items Acquisition-related items consist of (i) fair value adjustments to contingent consideration and other contingent liabilities resulting from acquisitions, (ii) due diligence, integration, legal fees and other transaction costs associated with our acquisition program and (iii) acquisition accounting charges for the amortization of the initial fair value adjustments of acquired inventory and deferred revenue. The adjustments of contingent consideration and other contingent liabilities are periodic adjustments to record such amounts at fair value at each balance sheet date. Given the subjective nature of the assumptions used in the determination of fair value calculations, fair value adjustments may potentially cause significant earnings volatility that are not representative of our operating results. Similarly, due diligence, integration, legal and other acquisition costs associated with our acquisition program, including acquisition accounting charges relating to recording acquired inventory and deferred revenue at fair market value, can be significant and also adversely impact our effective tax rate as certain costs are often not tax-deductible. Since these acquisition related items are irregular and often mask underlying operating performance, we exclude these amounts for purposes of calculating these non-GAAP financial measures to facilitate an evaluation of our current operating performance and a comparison to past operating performance 34

GAAP to Non-GAAP EPS Disclosure (continued) U.S. Income Tax Reform The 2017 Tax Act significantly revised U.S. tax law by, among other provisions, (a) lowering the applicable U.S. federal statutory income tax rate from 35% to 21%, (b) creating a partial territorial tax system that includes imposing a mandatory one-time transition tax on previously deferred foreign earnings, (c) creating provisions regarding the (1) Global Intangible Low Tax Income, (2) the Foreign Derived Intangible Income deduction, and (3) the Base Erosion Anti-Abuse Tax and (d) eliminating or reducing certain income tax deductions, such as interest expense, executive compensation expenses and certain employee expenses. During fiscal 2018, we recorded a favorable benefit related to a revaluation of our deferred tax assets and liabilities as a result of the 2017 Tax Act. Since the tax benefit is largely unrelated to our results and unrepresentative of our normal effective tax rate, we excluded the impact on net income and diluted EPS to arrive at our non-GAAP financial measures. Other Adjustments During fiscal 2018, the Israeli Government notified us that they would forgive any future amounts due under a contingent obligation payable from a previous acquisition. As a result of this formal notification, we reduced the $1,138 contingent obligation payable to $0 during fiscal 2018, resulting in a gain through other income. During fiscal 2018, we settled a patent infringement matter and also recorded an adjustment to another minor litigation matter in our consolidated financial statements. During fiscal 2016, we announced the retirement plans of our former Chief Executive Officer and recorded the majority of the costs associated with his retirement in our consolidated financial statements. During the fourth quarter of fiscal 2018, we recorded a $2,785 valuation allowance on deferred tax assets related to a prior acquisition. Since these items are irregular and mask our underlying operating performance, we made an adjustment to our net income and diluted EPS to exclude such costs to arrive at our non-GAAP financial measures. During the three months and twelve months ended July 31, 2018, we recorded business optimization and restructuring-related costs to improve operating efficiencies and realign resources for continued investment in strategic initiatives. Since business optimization and restructuring-related costs have historically been irregular and mask our underlying operating performance, we have made an adjustment to our net income and diluted EPS to exclude such restructuring-related costs to arrive at our non-GAAP financial measures. Top Customers Two customers collectively accounted for approximately 42.5% of our Life Sciences segment net sales for the six months ended January 31, 2019. We estimate that approximately 22% of the sales in the Life Sciences segment are from our largest customer. 35